Exhibit 99.1
BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
PROPERTY LIST

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
1	Springdale	Mobile	AL	Mobile, AL	2004	415,636	77.5%	$3,900	$12.42	Sam's Club*	Bed Bath & Beyond, Big Lots, Burlington Coat Factory, Burke's Outlet, Conn's HomePlus, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,046	12.37	Sam's Club*	CareMore, Defy-Tucson, Tuesday Morning, Stein Mart	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	96.3%	3,505	15.44	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	125,047	93.6%	2,809	25.44	Trader Joe's*	24 Hour Fitness, CVS, Harbor Freight Tools	-
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	71,819	96.3%	1,296	19.94	Stater Bros.	-	-
6	Cudahy Plaza(4)	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2020	123,145	71.3%	1,983	22.58	-	Big Lots, Chuze Fitness	-
7	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	106,023	53.7%	1,360	23.91	Trader Joe's	Cost Plus World Market	-
8	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,528	15.50	Vons (Albertsons)	Chuze Fitness	-
9	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	124,670	98.3%	2,902	23.68	Major Market, Trader Joe's	Rite Aid	-
10	Arbor - Broadway Faire(3)	Fresno	CA	Fresno, CA	1995	261,344	99.0%	4,106	15.86	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
11	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	2,233	13.41	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
12	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	94.4%	1,182	14.41	Grocery Outlet	Sears Outlet, dd's Discounts (Ross)	In Shape Fitness
13	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,011	21.71	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less	-
14	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,187	18.12	Barons Market	Crunch Fitness, Dollar Tree	-
15	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,269	11.19	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
16	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,795	34.06	-	Kohl's, Party City	Walmart
17	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2019	328,958	99.1%	8,656	26.61	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
18	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	96.7%	6,066	24.24	-	Marshalls, Planet Fitness	-
19	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	99.3%	5,189	30.74	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
20	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	100.0%	825	18.53	Stater Bros.	-	-
21	Village at Mira Mesa(4)	San Diego	CA	San Diego-Carlsbad, CA	2020	434,945	98.4%	10,210	24.69	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
22	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	97.6%	3,778	23.50	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
23	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,095	28.35	Trader Joe's	Big Lots, Petco, Rite Aid	-
24	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,561	23.94	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
25	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,056	11.26	Vons (Albertsons)	Ace Hardware, Big Lots	-
26	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	90.1%	2,916	22.19	Stater Bros.	Rite Aid, Stein Mart	-
27	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,109	20.85	Ralphs (Kroger)	-	-
28	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	101,850	92.9%	2,064	21.81	Sprouts Farmers Market	-	-
29	Gateway Plaza - Vallejo(3)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	95.7%	9,965	20.22	Costco*	Bed Bath & Beyond, Century Theatres, DSW, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
30	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	765	8.03	King Soopers (Kroger)	Arc	-
31	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	99.3%	7,402	15.78	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Kohl's, Planet Fitness, Stein Mart	-
32	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	96.9%	1,750	10.49	King Soopers (Kroger)	Cinema Latino, Gen-X	-
33	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	94.4%	1,819	15.91	-	Chuze Fitness	-
34	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	92.7%	1,070	38.19	King Soopers (Kroger)	Pet Supplies Plus	-
35	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	96.0%	4,413	16.51	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Stickley Furniture, T.J.Maxx, Ulta	-
36	Westminster City Center(4)	Westminster	CO	Denver-Aurora-Lakewood, CO	2020	332,059	83.7%	4,311	15.52	-	Barnes & Noble, David's Bridal, Five Below, Golf Galaxy, JOANN, Ross Dress for Less, Tile Shop, Ulta	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
37	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,406	90.9%	2,564	26.50	Whole Foods Market	Petco	-
38	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	92.9%	2,352	12.87	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	97.5%	986	13.97	PriceRite (Wakefern)	-	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	327,775	82.0%	3,714	13.81	Walmart Supercenter*	Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
41	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	530	9.76	-	Dollar Tree	-
42	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	99.0%	2,441	16.45	Price Chopper	Dick's Sporting Goods	-
43	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,767	17.70	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
44	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	100.0%	1,851	13.94	-	Christmas Tree Shops	-
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	98.4%	2,458	15.51	-	LA Fitness, Marshalls	-
46	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	83.3%	1,160	11.10	-	Eblens Outlet, JOANN, Staples, T.J.Maxx	-
47	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	82.4%	2,090	14.04	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
48	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	94.4%	4,205	18.82	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
49	North Dover Center	Dover	DE	Dover, DE	1989	191,974	82.3%	1,845	11.68	-	Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
50	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	98.2%	3,844	17.58	-	Bed Bath & Beyond, Belk, Marshalls, HomeGoods, Michaels, Office Depot, Petco, Sears, Ulta	-
51	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	93.5%	6,435	22.87	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
52	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	86.4%	3,381	14.82	Publix	Big Lots, Off the Wall Trampoline, Planet Fitness	-
53	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,488	93.4%	2,034	24.08	-	Broward County Library, CVS	-
54	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	98.9%	1,598	8.88	Publix	Big Lots, Planet Fitness, Tractor Supply	-
55	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	1,807	11.61	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
56	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	859	9.85	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
57	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,029	88.8%	2,389	8.81	-	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Ollie's Bargain Outlet, Surplus Warehouse	-
58	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	86.7%	1,627	19.12	-	LA Fitness	-
59	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	137,020	94.8%	2,429	19.22	Walmart Neighborhood Market	Walgreens	-
60	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	92.4%	1,793	10.96	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx	-
61	Marco Town Center(4)	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2020	109,745	77.0%	1,881	22.27	Publix	-	-
62	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	343,585	74.6%	3,485	14.00	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
63	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	198,473	100.0%	3,684	18.56	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	-
64	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	43.5%	1,355	14.70	Publix	-	-
65	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,778	19.05	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
66	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	256,948	98.0%	4,810	20.18	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth, Yard House	-
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,090	13.43	Publix	Zone Fitness Club	-
68	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	96.8%	1,004	11.72	Sedano's	Family Dollar	-
69	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,491	17.66	-	Burlington Stores, LA Fitness	Target
70	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,113	14.58	Publix	-	-
71	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	100.0%	1,222	16.81	Lucky's Market	Office Depot	-
72	Pointe Orlando(4)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2020	415,990	84.9%	10,139	29.26	-	Capital Grille, Hampton Social, Main Event, Regal Cinemas, Rodizio Grill	-
73	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	837	12.97	Publix	-	-
74	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	165,468	92.2%	3,021	20.36	-	Coastal Care, Walgreens	-
75	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	92.8%	1,196	13.04	Publix	-	-
76	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	98.4%	2,518	8.57	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
77	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	214,489	86.2%	2,588	14.00	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
78	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	94.9%	1,187	13.14	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
79	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	732	12.84	Winn-Dixie (Southeastern Grocers)	-	-
80	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	93.9%	778	21.03	SuperTarget*	The Zoo Health Club	-
81	Beneva Village Shoppes(4)	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	142,562	98.7%	2,501	17.78	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
82	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,096	12.41	Publix	Big Lots, Crunch Fitness, HomeGoods	-
83	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,301	75.3%	1,413	14.40	Publix	Planet Fitness	-
84	Seminole Plaza(4)	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.4%	2,049	13.28	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
85	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	95.4%	3,612	14.26	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
86	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	72.0%	1,535	15.66	Publix	CVS, Dollar Tree	-
87	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	99.1%	1,378	9.30	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
88	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	44.7%	529	11.36	-	Advantage Village Academy, Dollar Tree	-
89	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	82.9%	1,716	10.23	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
90	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	83.3%	1,634	12.96	Publix	Family Dollar, Flooring USA	-
91	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	95.1%	1,316	12.57	Patel Brothers	Dollar Tree, LA Fitness	Walmart
92	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	96.2%	1,664	18.67	Publix	Rarehues	-
93	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,207	100.0%	1,429	16.02	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
94	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.9%	2,348	16.44	Publix	Petco, T.J.Maxx, Ulta	-
95	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	96.3%	965	7.57	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
96	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	78.7%	544	6.30	Publix	Bealls Outlet	-
97	Venice Village	Venice	FL	North Port-Sarasota-Bradenton, FL	1989	172,267	90.4%	2,391	15.35	Publix	JOANN, Planet Fitness	-
98	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	80.9%	616	6.67	Harveys (Southeastern Grocers)	OK Beauty & Fashions Outlet	-
99	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	280,749	92.0%	3,816	19.76	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Studio Movie Grill
100	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	86.7%	4,588	12.15	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
101	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	96.8%	1,351	8.18	-	At Home, Dollar Tree, Octapharma	-
102	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	97.8%	530	8.19	Food Depot	Family Dollar	-
103	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	94.7%	1,131	15.11	Publix	-	-
104	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	715	8.58	Kroger	Planet Fitness	-
105	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	100.0%	2,328	13.58	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
106	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	750	6.87	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
107	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	98.1%	796	12.07	Publix	-	-
108	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	96.7%	1,264	13.78	Kroger	-	-
109	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	621	8.63	-	Family Dollar	-
110	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	92.5%	826	11.47	Publix	-	-
111	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	81.1%	724	19.21	Kroger*	-	-
112	Westgate	Dublin	GA	Dublin, GA	2004	110,738	81.5%	601	6.95	-	Big Lots	The Home Depot
113	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,645	10.60	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
114	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	77.4%	1,272	10.99	Food Depot	Cinemark, Staples	-
115	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,465	11.27	ALDI	Best Buy, Duluth Trading, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
116	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	97.2%	1,375	14.58	Publix	-	-
117	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	100.0%	1,533	14.48	Publix	-	-
118	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	229,013	55.9%	1,033	8.07	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
119	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	91.8%	545	10.80	-	Marshalls	-
120	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	94.2%	1,191	11.19	Kroger	-	-
121	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	145,853	93.1%	1,996	14.70	Kroger	Kayhill's Sports Bar and Grill	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
122	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	93.6%	595	9.12	Food Depot	-	-
123	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	97.1%	1,009	11.12	-	PGA TOUR Superstore	-
124	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	90.7%	1,585	14.58	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
125	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	97.3%	2,931	16.01	Kroger	-	-
126	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	95.1%	1,671	5.06	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
127	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	96.8%	1,080	11.00	Kroger	-	-
128	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	99.4%	1,554	6.56	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
129	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	97.4%	1,757	6.69	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	-
130	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	93.3%	3,516	18.90	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
131	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	92.1%	2,085	14.93	-	XSport Fitness	Kohl's
132	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,190	98.1%	2,376	12.22	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	-
133	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	94.7%	4,253	14.90	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
134	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	91.9%	5,922	12.63	-	AMC Theatres, At Home, Best Buy, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	-
135	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	88.7%	2,552	10.54	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
136	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	62,009	79.0%	1,042	21.26	-	Walgreens	-
137	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	92.6%	608	7.47	Cub Foods (United Natural Foods Inc.)	-	-
138	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	85.9%	2,158	15.56	-	Best Buy, PetSmart, Stein Mart	-
139	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	80.4%	1,333	15.54	Sunset Foods	-	-
140	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	245,497	59.1%	1,790	12.34	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
141	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	96.2%	1,788	16.56	Jewel-Osco	Planet Fitness	-
142	Westridge Court(3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,701	77.4%	7,325	14.18	-	Art Van Furniture, Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, Old Navy, Party City, Star Cinema Grill, Ulta	-
143	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	94.5%	1,966	17.94	-	LA Fitness, Regal Cinemas	-
144	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	80.2%	1,992	10.74	Walt's Fine Foods	Planet Fitness, Tile Shop	-
145	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	93.2%	1,206	9.90	-	Godby Home Furnishings, Ollie's Bargain Outlet	-
146	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	97.8%	1,643	11.75	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
147	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	97.2%	1,998	17.17	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
148	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	257,748	97.2%	2,221	15.75	Walmart Supercenter*	Burlington Stores, JOANN, Staples	-
149	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	79.0%	353	14.91	Walmart Supercenter*	Aaron's	-
150	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	65.9%	541	8.35	Kroger	-	-
151	Speedway Super Center(4)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2020	596,072	85.3%	5,579	11.08	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
152	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,361	10.31	Pay Less (Kroger)	-	-
153	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	93.7%	1,525	10.06	Hy-Vee	-	-
154	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	217,261	96.8%	2,005	15.46	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
155	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,061	8.13	-	At Home, Staples	-
156	Florence Plaza - Florence Square(3)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,875	97.3%	7,928	15.21	Kroger	Barnes & Noble, Bob's Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
157	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,842	9.78	-	King Pin Lanes, Louisville Athletic Club	-
158	London Marketplace	London	KY	London, KY	1994	165,826	100.0%	1,564	9.43	Kroger	Burke's Outlet, Kohl's, Marshalls, Planet Fitness	-
159	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	98.3%	2,005	11.66	Kroger	Petco	-
160	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,971	100.0%	1,641	10.91	Kroger	-	-
161	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.2%	1,955	12.39	Kroger Marketplace	-	-
162	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	315	3.56	Super 1 Foods	dd's Discounts (Ross)	-
163	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	71.4%	946	7.40	Super 1 Foods	Ollie's Bargain Outlet	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
164	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	62.6%	706	8.63	-	Citi Trends, Crunch Fitness, L&M Bargain, Ocean State Job Lot	-
165	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	100.0%	2,344	29.41	-	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
166	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	100.0%	1,776	12.93	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
167	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	99.2%	3,253	11.74	-	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
168	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	60.8%	239	15.40	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
169	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	39.4%	921	29.96	-	Rainbow Shops	-
170	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	96.1%	2,453	13.97	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
171	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,805	100.0%	4,073	21.61	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart	-
172	Westgate Plaza	Westfield	MA	Springfield, MA	1996	123,673	98.9%	1,358	13.64	Aldi	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	-
173	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,282	17.68	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
174	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,785	19.33	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
175	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	94.9%	814	33.61	-	-	-
176	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	294,149	77.1%	3,067	13.52	Giant Food (Ahold Delhaize)	JOANN, Peebles, Planet Fitness	-
177	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	89.3%	1,777	20.10	-	Big Lots, Dollar Tree, JOANN, Lowe's	-
178	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	6,657	17.35	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
179	Maple Village(4)	Ann Arbor	MI	Ann Arbor, MI	2020	292,467	95.6%	4,552	16.28	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	-
180	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	98.6%	1,011	12.01	Busch’s Fresh Food Market	Ace Hardware	-
181	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	842	10.65	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
182	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,559	95.9%	1,976	12.62	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx
183	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	77.3%	598	7.77	D&W Fresh Market (SpartanNash)	-	-
184	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	188,646	84.1%	1,503	9.62	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
185	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	109,590	96.3%	1,571	16.98	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
186	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,883	86.6%	2,607	10.72	Prince Valley Market	Blink Fitness (Equinox), Burlington Stores, Citi Trends, Dollar Tree	-
187	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	99.2%	6,784	19.15	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
188	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	99.3%	1,893	10.32	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
189	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,185	11.65	-	Party City, Planet Fitness	Burlington Stores
190	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	989	9.74	Dream Market	O'Reilly Auto Parts, Planet Fitness, Redline Athletics	-
191	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,095	7.07	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
192	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	79.0%	1,453	11.30	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
193	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	95.4%	869	7.42	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness	-
194	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	95.9%	2,172	18.13	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
195	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,006	98.2%	2,327	12.95	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
196	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.5%	1,981	11.18	Cub Foods (Jerry's Foods)	OfficeMax	-
197	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,607	100.0%	1,769	20.09	Cub Foods (United Natural Foods Inc.)*	-	-
198	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	91.7%	2,227	11.36	-	Marshalls, Michaels	-
199	Roseville Center(4)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2020	80,565	95.7%	1,016	19.33	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
200	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,567	98.4%	1,800	15.96	Fresh Thyme Farmers Market	Marshalls	-
201	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	78.4%	2,140	13.19	Cub Foods (United Natural Foods Inc.)	Planet Fitness, T.J.Maxx, Valu Thrift Store	-
202	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	94.2%	823	11.96	Festival Foods	Dollar Tree	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
203	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	96.4%	1,692	13.09	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
204	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	87.3%	779	5.96	Price Chopper	-	-
205	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	100.0%	1,428	8.83	Price Chopper	Ace Hardware	-
206	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	89.4%	973	8.72	Price Chopper	-	-
207	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	453	6.63	Schnucks	-	-
208	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
209	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	90.6%	3,913	15.31	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
210	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	89.6%	1,874	9.06	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
211	Macon Plaza	Franklin	NC	—	2001	92,583	100.0%	545	10.81	BI-LO (Southeastern Grocers)	Peebles	-
212	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,346	100.0%	2,289	12.42	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
213	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	318,224	91.6%	3,552	13.60	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, Ross Dress for Less, Sketchers	-
214	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	99.5%	5,700	14.08	-	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less	Target
215	University Commons	Greenville	NC	Greenville, NC	1996	233,153	96.8%	3,136	13.90	Harris Teeter (Kroger)	Barnes & Noble, Petco, T.J.Maxx	Target
216	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	91.1%	1,698	9.74	-	Academy Sports + Outdoors, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
217	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,087	4.34	Walmart Supercenter	Dollar Tree	-
218	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	82.8%	601	7.76	-	Big Lots, Harbor Freight Tools	Rural King
219	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	100.0%	1,443	14.84	-	Person County Health & Human Services	-
220	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,155	11.89	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
221	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	100.0%	2,279	6.70	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply	-
222	Anson Station	Wadesboro	NC	—	1988	132,353	97.7%	803	6.21	-	Peebles, Rose's, Tractor Supply Co.	-
223	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	96.2%	1,841	13.68	-	OfficeMax, PetSmart, Sportsmans Warehouse	Target
224	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.4%	3,620	15.47	Lowes Foods	HomeGoods, T.J.Maxx	-
225	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	96.6%	1,182	14.78	Harris Teeter (Kroger)	-	-
226	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,493	85.3%	2,907	13.09	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
227	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	997	14.54	-	Golf Galaxy, Mattress Firm, OfficeMax	-
228	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	42.4%	1,541	16.76	-	Bed Bath & Beyond, Boston Interiors	-
229	Capitol Shopping Center	Concord	NH	Concord, NH	2001	188,887	100.0%	2,183	12.22	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
230	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	99.0%	2,426	20.37	-	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
231	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	82.3%	471	6.50	-	JOANN, NH1 MotorPlex	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
232	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	96.7%	1,393	9.60	Market Basket (DeMoulas Supermarkets)	T.J.Maxx, Staples	-
233	Laurel Square(4)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2020	246,235	75.7%	1,563	8.38	Corrado's Market	At Home, Dollar Tree, Planet Fitness	-
234	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,311	95.2%	4,544	23.73	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
235	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
236	Collegetown Shopping Center(4)	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	245,727	80.8%	2,485	12.52	LIDL	Big Lots, LA Fitness, Staples	-
237	Hamilton Plaza(4)	Hamilton	NJ	Trenton, NJ	2020	157,035	100.0%	1,522	9.69	-	Dollar Tree, Hibachi Grill & Supreme Buffet, Planet Fitness, Rothman Orthopaedic Institute, Urban Air Adventure Park	-
238	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	94.7%	1,624	13.49	Super Stop & Shop (Ahold Delhaize)	-	-
239	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	331,875	98.5%	6,359	19.46	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
240	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	99.2%	3,884	20.13	ShopRite	Petco, Rite Aid	-
241	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	86.1%	1,101	32.17	ShopRite	-	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
242	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,984	96.1%	3,801	16.02	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness	-
243	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	96.3%	3,066	19.96	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
244	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	95.2%	1,530	11.75	ShopRite*	Peebles, PetSmart, Planet Fitness	-
245	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,458	19.47	ShopRite	Pier 1 Imports, Staples	-
246	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	654	18.06	ShopRite	-	-
247	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	100.0%	1,488	16.96	-	Dollar Tree, Jersey Strong	-
248	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	93.8%	3,202	15.79	Walmart Supercenter*	Dollar Tree, Marshalls, Rainbow Shops, Ross Dress for Less, Staples, Ulta	-
249	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,765	30.82	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
250	Erie Canal Centre	DeWitt	NY	Syracuse, NY	2018	128,404	100.0%	1,951	15.19	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
251	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,438	21.32	Acme (Albertsons)	True Value	-
252	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	67.4%	1,492	26.19	BJ's Wholesale*	24 Hour Fitness	Kohl's, Walmart
253	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	97.7%	2,026	26.78	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
254	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	97.5%	3,091	16.37	-	Burlington Stores, Dollar Tree, K&G Fashion Superstore	-
255	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	98.5%	6,951	37.10	H-Mart	Christmas Tree Shops, T.J.Maxx	-
256	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	100.0%	1,866	9.85	-	Dollar Tree, JOANN, Big Lots, Party City, Planet Fitness, Rite Aid, True Value	-
257	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,592	22.05	Key Food Marketplace	T.J.Maxx	-
258	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	607	35.71	Trader Joe's	-	-
259	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,484	23.97	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
260	Mamaroneck Centre(4)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	34,648	94.8%	1,211	36.87	North Shore Farms	CVS	-
261	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	92.5%	2,971	14.86	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	-
262	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	97.0%	2,177	11.03	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
263	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	2,010	16.47	ShopRite	Better Lifestyle Club, Rite Aid, U.S. Post Office	-
264	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	255,542	91.3%	6,440	27.61	A Matter of Health	Barnes & Noble, Marshalls, Modell's Sporting Goods, Petco	-
265	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,008	89.7%	1,353	38.68	-	Harmon Discount	-
266	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	97.2%	2,775	23.22	-	Dollar Tree, HomeGoods	-
267	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,979	19.96	Best Market (LIDL)	CVS, T.J.Maxx	-
268	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	115,089	100.0%	2,753	23.92	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
269	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,212	27.46	-	HomeGoods, Rite Aid	-
270	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	81.8%	1,282	22.01	Price Chopper	Family Dollar	-
271	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	100.0%	3,271	18.62	ShopRite	Blink Fitness (Equinox), Bob's Stores	Firestone
272	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	97.3%	1,864	11.92	-	Olum's Furniture & Appliances, Staples	-
273	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,313	11.17	-	Bed Bath & Beyond, Kohl's, PetSmart	Target
274	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,550	16.79	-	HomeGoods, Michaels, Old Navy	-
275	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	100.0%	5,024	17.24	Sam's Club*, Walmart Supercenter*	AMC Theatres, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
276	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's
277	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,606	29.93	H-Mart	-	-
278	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	100.0%	2,093	15.14	Giant Eagle	-	The Home Depot
279	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	94.4%	1,492	10.83	Giant Eagle, Marc's	-	-
280	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	221,743	93.0%	2,388	17.72	Kroger	Petco, Planet Fitness, Rainbow Shops	-
281	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	97.4%	1,401	8.73	Kroger	Pet Supplies Plus, Salvation Army	-
282	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,326	94.8%	3,552	14.84	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	-
283	Western Hills Plaza(4)	Cincinnati	OH	Cincinnati, OH-KY-IN	2020	228,513	100.0%	4,325	19.66	-	Bed Bath & Beyond, Michaels, Old Navy, Staples, T.J.Maxx, Ulta	Target
284	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	96.4%	1,157	37.29	Kroger	-	-
285	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	90.9%	1,334	10.13	Kroger	Dollar Tree, Planet Fitness	-
286	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,188	11.46	Kroger	-	-
287	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	100.0%	199	11.12	Kroger*	-	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA		Percent Leased		ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
288	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998		98.7%		4,452	14.10	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
289	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	691,801		79.1%		6,263	11.45	BJ's Wholesale Club, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City	-
290	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003		100.0%		1,172	16.74	-	Ollie's Bargain Outlet, Sears Outlet	-
291	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167		95.7%		2,179	26.15	Kroger	Marshalls	-
292	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565		92.6%		1,405	10.87	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
293	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	303,280		79.2%		1,819	13.57	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	-
294	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851		100.0%		1,894	10.14	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
295	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474		99.4%		2,899	20.77	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
296	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	265,200		84.9%		2,348	10.53	Weis Markets	Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	-
297	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079		100.0%		1,967	10.95	Giant Eagle	Walmart, Pep Boys	-
298	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766		97.6%		3,970	13.68	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wine & Spirits Shoppe	-
299	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	282,654		37.0%		1,499	15.30	-	Dollar Tree, Ollie's Bargain Outlet	-
300	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051		69.9%		385	11.96	-	-	-
301	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716		85.1%		2,397	19.61	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
302	Collegeville Shopping Center(4)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,696		77.5%		1,419	16.54	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
303	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,728	(5)	70.2%	(5)	3,286	19.85	Weis Markets	Marshalls, REI	-
304	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432		100.0%		1,983	26.64	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
305	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086		97.1%		1,041	10.20	-	Chuck E. Cheese's, Mealey's Furniture	-
306	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699		93.8%		3,253	18.10	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, T.J.Maxx, The Home Depot	-
307	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681		99.3%		3,552	15.06	-	Kohl's, Marshalls, Regal Cinemas	-
308	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223		96.9%		1,278	17.54	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office	-
309	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920		94.8%		953	7.09	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
310	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736		88.5%		1,241	13.13	Giant Food (Ahold Delhaize)	-	-
311	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358		100.0%		1,045	19.08	Weis Markets*	-	-
312	Village at Newtown(4)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	213,530		94.2%		6,343	32.44	McCaffrey's	Pier 1 Imports, Ulta	-
313	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353		93.1%		2,606	26.32	-	Dollar Tree, Target, Wine & Spirits Shoppe	-
314	Roosevelt Mall(4)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	581,405		96.8%		8,778	35.11	-	LA Fitness, Macy's, Modell's Sporting Goods, Rainbow Shops, Ross Dress For Less	-
315	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676		93.3%		1,293	7.85	Redner's Warehouse Market	French Creek Outfitters, Staples	-
316	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758		92.3%		1,544	11.27	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
317	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711		100.0%		427	10.24	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
318	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152		100.0%		3,701	16.93	ShopRite	Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
319	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392		97.6%		800	12.93	Musser's Markets	Penn State Health	Kmart
320	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192		97.5%		3,525	11.47	Redner's Warehouse Market	Dollar Tree, Gabe's, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
321	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	306,440		98.3%		2,385	33.85	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City	-
322	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039		93.3%		2,368	15.38	Kroger	Stein Mart	-
323	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721		97.4%		1,579	19.20	BI-LO (Southeastern Grocers)	-	-
324	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313		96.9%		883	13.95	BI-LO (Southeastern Grocers)	-	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
325	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	95.5%	1,596	9.77	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
326	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	96.9%	2,886	9.26	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
327	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.9%	2,170	16.75	-	Ross Dress for Less, T.J.Maxx	Target
328	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	90.7%	4,109	13.22	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart	-
329	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	550	10.84	Food Lion (Ahold Delhaize)	-	-
330	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	99.7%	2,807	10.72	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
331	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	97.6%	3,826	11.83	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
332	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	97.1%	1,919	8.92	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
333	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	907	7.60	-	Badcock Home Furniture, Sears Outlet, Urban Air Adventure Park	-
334	The Commons at Wolfcreek(3)	Memphis	TN	Memphis, TN-MS-AR	2014	652,349	95.4%	9,338	15.53	-	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot
335	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	88.4%	1,250	12.39	Kroger	Aaron's	-
336	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,125	12.96	Kroger	-	Walgreens
337	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.9%	1,347	7.47	Walmart Supercenter	Dollar Tree	-
338	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	169,405	98.5%	2,107	12.63	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
339	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	95.3%	1,360	14.87	-	24 Hour Fitness	-
340	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	697	9.73	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
341	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	65.8%	310	10.17	-	99 Cents Only, Citi Trends, Firestone	-
342	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	90.3%	1,044	8.45	-	Tops Printing	-
343	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,598	95.2%	2,938	17.90	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
344	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,446	27.47	Kroger	CVS	-
345	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	93.4%	978	12.36	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
346	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	95.5%	561	8.87	-	Family Dollar	-
347	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	78.2%	591	10.96	-	Canales, Family Dollar	-
348	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	465	10.22	-	Big Lots, O'Reilly Auto Parts	-
349	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,097	11.68	El Rio Grande Latin Market	Family Dollar	-
350	Wynnewood Village(4)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2020	541,168	95.4%	6,371	14.72	El Rancho, Kroger	Fallas, Gen X Clothing, LA Fitness, Maya Cinemas, Ross Dress for Less	-
351	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	93.9%	1,024	9.22	Food Town	Burkes Outlet, Walgreens	-
352	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	92.6%	737	10.70	Albertsons	-	Anytime Fitness
353	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	96.2%	15,894	21.08	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	-
354	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	92.7%	2,000	12.65	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	-
355	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	88.3%	3,568	20.47	Tom Thumb (Albertsons)	DSW, Ulta	-
356	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	94.4%	1,130	13.46	Truong Nguyen Grocer	-	-
357	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,374	95.7%	1,048	11.02	-	Painted Tree Marketplace, Planet Fitness	-
358	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	97.1%	765	11.00	Kroger	-	-
359	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	980	28.95	Kroger	-	-
360	Braes Heights(4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	92,904	86.6%	2,159	26.84	-	CVS, Imagination Toys, I W Marks Jewelers, My Salon Suites	-
361	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	89.4%	403	10.59	-	-	-
362	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	643	7.16	Food Town	-	-
363	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	947	13.17	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
364	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	92.7%	1,467	16.03	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
365	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	96.6%	2,133	10.61	El Rancho	Big Lots, Conn's	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
366	Jester Village(4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	62,665	89.4%	1,241	22.15	-	24 Hour Fitness	-
367	Jones Plaza(4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	111,206	86.4%	954	9.93	La Michoacana Meat Market	Aaron's, Fitness Connection	-
368	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	99.5%	1,396	8.27	-	Big Lots, Hobby Lobby	-
369	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	99.4%	936	9.50	Foodarama	Burke's Outlet, Kids Empire	-
370	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	98.8%	3,393	14.08	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning	-
371	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	81.4%	271	8.28	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
372	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	90.2%	2,781	13.99	Sellers Bros.	Conn's, Dollar Tree, Office Depot	-
373	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	84.0%	2,218	14.06	El Rancho	99 Cents Only, dd's Discounts (Ross)	-
374	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	99.1%	1,658	9.45	-	24 Hour Fitness, Floor & Décor	-
375	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	95.1%	3,298	23.94	H-E-B	-	-
376	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	100.0%	1,314	15.90	ALDI	Dollar Tree, Party City, Salon In The Park	-
377	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	94.3%	2,158	9.32	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-
378	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	99.2%	2,584	11.21	-	Hobby Lobby, Palais Royal, Stein Mart	-
379	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	970	7.46	Super 1 Foods	Harbor Freight Tools, PetSense	-
380	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,310	14.06	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
381	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	2,008	15.51	Kroger	LA Fitness	-
382	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	93.2%	2,119	12.54	Kroger	Burkes Outlet	-
383	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,282	8.66	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
384	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	86.1%	2,652	22.69	Central Market (H-E-B)	-	-
385	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	82.5%	5,581	25.04	-	Gap Factory Store, Infinite Bounds Gymnastics	-
386	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	97.9%	1,334	11.19	El Rancho	Palais Royal	-
387	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,617	92.8%	2,081	10.09	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-
388	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	98.3%	1,203	28.62	-	Star Cinema Grill	-
389	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	96.2%	758	16.67	ALDI	Planet Fitness, Walgreens	-
390	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	100.0%	1,227	9.23	-	Mountain Run Bowling, Tractor Supply Co.	-
391	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	140,448	95.8%	2,061	15.32	-	Gold's Gym, Hobby Lobby	Kohl's
392	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	94.9%	1,392	16.63	-	2nd & Charles, Chuck E. Cheese's	-
393	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,219	13.81	Kroger	Hamrick's	-
394	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875	95.3%	1,474	9.31	-	Dollar Tree, Kohl's, PetSmart	-
395	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	97.7%	2,888	21.73	Trader Joe's	JOANN, Kirkland’s, PetSmart, Ulta	-
396	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	76.5%	1,042	7.16	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
397	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	100.0%	1,943	8.82	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	-
398	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	165,692	10.0%	193	11.67	-	-	Walgreens
399	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,230	95.9%	3,437	16.35	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
400	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	98.7%	993	10.24	Pick 'n Save (Kroger)	-	-
401	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	96.6%	1,460	7.42	-	Hobby Lobby, Kohl's	-
402	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	98.3%	1,305	7.54	Kroger	Big Lots, Dunham's Sports, Peebles	-
403	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					70,630,803	92.4%	$895,964	$14.74
(1) ABR PSF is calculated as ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements
(2) * Indicates grocer is not owned
(3) Property is listed as two individual properties on Company website for marketing purposes
(4) Indicates property is currently in redevelopment
(5) Plymouth Square Shopping Center excludes square footage related to the anticipated relocation of the Company’s regional office